CERTIFICATION
I, Christian Pittard, certify that:
1.	I have reviewed this report on Form N-SAR of
Aberdeen Asia-Pacific Income Fund, Inc.;
2.	Based on my knowledge, this report does not
contain any untrue statement of a material fact or
omit to state
a material fact necessary to make the statements made,
in light of the circumstances under which such
statements
were made, not misleading with respect to the period
covered by this report;
3.	Based on my knowledge, the financial information
included in this report, and the financial statements
on
which the financial information is based, fairly
present in all material respects the financial
condition, results of
operations, changes in net assets, and cash flows (if
the financial statements are required to include a
statement of
cash flows) of the registrant as of, and for, the
periods presented in this report;
4.	The registrants other certifying officers and I
are responsible for establishing and maintaining
disclosure
controls and procedures (as defined in rule 30a-2(c)
under the Investment Company Act) for the registrant
and have:
a)	designed such disclosure controls and procedures
to ensure that material information relating to
the registrant, including its consolidated
subsidiaries, is made known to us by others within
those entities,
particularly during the period in which this report is
being prepared;
b)	evaluated the effectiveness of the registrants
disclosure controls and procedures as of a date
within 90 days prior to the filing date of this report
(the Evaluation Date); and
c)	presented in this report our conclusions about
the effectiveness of the disclosure controls and
procedures based on our evaluation as of the
Evaluation Date;
5.	The registrants other certifying officers and I
have disclosed, based on our most recent evaluation,
to the
registrants auditors and the audit committee of the
registrants Board of Directors (or persons performing
the
equivalent functions):
a)	all significant deficiencies in the design or
operation of internal controls which could adversely
affect the registrants ability to record, process,
summarize, and report financial data and have
identified for
the registrants auditors any material weaknesses in
internal controls; and
b)	any fraud, whether or not material, that
involves management or other employees who have a
significant role in the registrants internal controls;
and
6.	The registrants other certifying officers and I
have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:

Christian Pittard
Treasurer